Exhibit 99.2

Chase Bank USA, N.A.

Monthly Certificateholder’s Statement

Chase Credit Card Master Trust

Series 2002-3

Section 5.2 - Supplement				Distribution Date:	11/17/2008
				Period Type:	Revolving
(i)		Monthly Principal Distributed	0.00		0.00

(ii)		Monthly Interest Distributed
		Class A Note Interest Requirement	5,494,912.50
		Class B Note Interest Requirement	484,859.38
		Net Class C Note Interest Requirement	661,891.12		6,641,663.00

(iii)		Collections of Principal Receivables			245,328,734.02

(iv)		Collections of Finance Charge Receivables			20,405,785.76

(v)		Aggregate Amount of Principal Receivables			15,370,828,276.55
		Investor Interest			1,500,000,000.00
		Adjusted Interest			1,500,000,000.00

		Floating Investor Percentage			9.76%
		Fixed Investor Percentage			9.76%

(vi)		Receivables Delinquent (As % of Total Receivables)
		Current to 29 days			96.47%
		30 to 59 days			1.06%
		60 to 89 days			0.77%
		90 or more days			1.70%

		Total Receivables			100.00%

(vii)		Investor Default Amount			6,859,274.26

(viii)		Investor Charge-Offs			0.00

(ix)		Reimbursed Investor Charge-Offs			0.00

(x)		Net Investor Servicing Fee			625,000.00

(xi)		Portfolio Yield (Net of Defaulted Receivables)			10.57%

(xii)		Reallocated Principal Collections			0.00

(xiii)		Accumulation Shortfall			0.00

(xiv)		Principal Funding Investment Proceeds			0.00

(xv)		Principal Funding Investment Shortfall			0.00

(xvi)		Available Investor Finance Charge Collections			19,155,785.76

(xvii)	Note Rate	Class A	4.75750%
		Class B	5.03750%
		Class C	5.61750%
(xviii)	Spread Account				15,000,000.00

By:	/s/ PATRICIA M. GARVEY
Name:	Patricia M. Garvey
Title:	Vice President

Chase Bank USA, N.A.

Monthly Certificateholder’s Statement

Chase Credit Card Master Trust

Series 2003-4

Section 5.2 - Supplement				Distribution Date:	11/17/2008
				Period Type:	Revolving
(i)		Monthly Principal Distributed	0.00		0.00

(ii)		Monthly Interest Distributed
		Class A Note Interest Requirement	2,694,951.88
		Class B Note Interest Requirement	243,652.86
		Net Class C Note Interest Requirement	333,072.82		3,271,677.56

(iii)		Collections of Principal Receivables			118,575,554.78

(iv)		Collections of Finance Charge Receivables			9,862,796.45

(v)		Aggregate Amount of Principal Receivables			15,370,828,276.55
		Investor Interest			725,000,000.00
		Adjusted Interest			725,000,000.00

		Floating Investor Percentage			4.72%
		Fixed Investor Percentage			4.72%

(vi)		Receivables Delinquent (As % of Total Receivables)
		Current to 29 days			96.47%
		30 to 59 days			1.06%
		60 to 89 days			0.77%
		90 or more days			1.70%

		Total Receivables			100.00%

(vii)		Investor Default Amount			3,315,315.89

(viii)		Investor Charge-Offs			0.00

(ix)		Reimbursed Investor Charge-Offs			0.00

(x)		Net Investor Servicing Fee			302,083.33

(xi)		Portfolio Yield (Net of Defaulted Receivables)			10.57%

(xii)		Reallocated Principal Collections			0.00

(xiii)		Accumulation Shortfall			0.00

(xiv)		Principal Funding Investment Proceeds			0.00

(xv)		Principal Funding Investment Shortfall			0.00

(xvi)		Available Investor Finance Charge Collections			9,258,629.78

(xvii)	Note Rate	Class A	4.82750%
		Class B	5.23750%
		Class C	5.83750%
(xviii)	Spread Account				7,250,000.00

By:	/s/ PATRICIA M. GARVEY
Name:	Patricia M. Garvey
Title:	Vice President

Chase Bank USA, N.A.

Monthly Certificateholder’s Statement

Chase Credit Card Master Trust

Series 2003-6

Section 5.2 - Supplement				Distribution Date:	11/17/2008
				Period Type:	Accumulation
					Total
(i)		Monthly Principal Distributed	320,000,000.00		320,000,000.00

(ii)		Monthly Interest Distributed
		Class A Note Interest Requirement	0.00
		Class B Note Interest Requirement	633,645.83
		Net Class C Note Interest Requirement	844,571.53		1,478,217.36

(iii)		Collections of Principal Receivables			327,104,978.70

(iv)		Collections of Finance Charge Receivables			11,971,394.31

(v)		Aggregate Amount of Principal Receivables			15,370,828,276.56
		Investor Interest			320,000,000.00
		Adjusted Interest			320,000,000.00
		Floating Investor Percentage			5.73%
		Fixed Investor Percentage			13.01%

(vi)		Receivables Delinquent (As % of Total Receivables)
		Current			96.47%
		30 to 59 days			1.06%
		60 to 89 days			0.77%
		90 or more days			1.70%

		Total Receivables			100.00%

(vii)		Investor Default Amount			4,024,107.56

(viii)		Investor Charge-Offs			0.00

(ix)		Reimbursed Investor Charge-Offs			0.00

(x)		Net Servicing Fee			133,333.33

(xi)		Portfolio Yield (Net of Defaulted Receivables)			29.11%

(xii)		Reallocated Monthly Principal			0.00

(xiii)		Accumulation Shortfall			0.00

(xiv)		Principal Funding Investment Proceeds			0.00

(xv)		Principal Funding Investment Shortfall			0.00

(xvi)		Available Investor Finance Charge Collections			11,713,758.21

(xvii)	Note Rate	Class A	4.69750%
		Class B	4.93750%
		Class C	5.38750%
(xviii)		Spread Account			0.00

By:	/s/ PATRICIA M. GARVEY
Name:	Patricia M. Garvey
Title:	Vice President